EXHIBIT 10.3

SECOND AMENDMENT
TO
CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of April 30, 2004 among BREAKER TECHNOLOGY, LTD., an Ontario corporation ("Borrower"); the Guarantors signatory hereto; and GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation ("Lender").

WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated as of May 14, 2003 (as amended from time to time, the "Credit Agreement"); and

WHEREAS, Borrower and Lender desire to amend the Credit Agreement to allow and provide for the foregoing and certain matters, all as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
Definitions

Section 1.01 - Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

ARTICLE II
Amendments

Section 2.01 - Amendment to Annex B. Effective as of the date hereof, subsection (a) of Annex G to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(a) Issuance. Subject to the terms and conditions of the Agreement, Lender agrees to incur, from time to time prior to the Commitment Termination Date, upon the request of Borrower for Borrower's account, Letter of Credit Obligations by causing Letters of Credit to be issued by a bank or other legally authorized Person selected by or acceptable to Lender in its sole discretion (each, an "L/C Issuer") for Borrower's account in Canadian Dollars or US Dollars and guaranteed by Lender. The aggregate amount of all such Letter of Credit Obligations shall not at any time exceed the least of (i) ONE MILLION FIVE HUNDRED THOUSAND CANADIAN DOLLARS (Cdn. $1,500,000), or the Equivalent Amount thereof in US Dollars, at any date of determination (the "L/C Sublimit"), and (ii) the Maximum Amount less the aggregate outstanding principal balance of the Revolving Credit Advances, and (iii) the Borrowing Base less the aggregate outstanding principal balance of the Revolving Credit Advances. No such Letter of Credit shall have an expiry date which is more than one year following the date of issuance thereof, and Lender shall not be under any obligation to incur Letter of Credit Obligations in respect of any Letter of Credit having an expiry date which is later than the Commitment Termination Date."

ARTICLE III
Conditions Precedent

Section 3.01 - Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Lender:

      Lender shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Lender:

        this Amendment; and

        such additional documents, instruments and information as Lender or its legal counsel may request.

      The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

      No event shall have occurred and be continuing or would result from the making of the Loans contemplated hereby which constitutes a Default; and

      All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

ARTICLE IV
Limited Waiver and Consent

Except as specifically provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower or any Guarantor and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower or any Guarantor of any provision thereof shall not waive, affect or diminish any rights of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower or any Guarantor and Lender.

ARTICLE V
Ratifications, Representations and Warranties

Section 5.01 - Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

Section 5.02 - Ratification of Guaranty. Each of the Guarantors signatory hereto hereby ratifies and confirms its guaranty to Lender (the "Guaranty"). Each Guarantor hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Lender under the Guarantees. Each Guarantor agrees that all references in such Guarantees to the "Obligations" shall include, without limitation, all of the obligations of Borrower to Lender under the Credit Agreement, as amended hereby. Finally, each Guarantor hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guarantees and shall not constitute a waiver by Lender of any of its rights against the other Guarantors signatory thereto.

Section 5.03 - Representations and Warranties. Borrower and each of the Guarantors hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and such Guarantors and will not violate the certificate/articles of incorporation of Borrower or any Guarantor or the bylaws or other charter or organizational documents of Borrower or any Guarantor, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties relate solely to an earlier date, (iii) except as disclosed to Lender in writing prior to the date hereof, each of Borrower and the Guarantors is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and (iv) Borrower has not amended its certificate/articles of incorporation or bylaws since May 14, 2003.

ARTICLE VI
Miscellaneous

Section 6.01 - Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 6.02 - Reference to Credit Agreement; Obligations. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute "Obligations" as defined in the Credit Agreement and as used in the Loan Documents.

Section 6.03 - Expenses. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable and actual costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.

Section 6.04 - Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

Section 6.05 - APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO, CANADA, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT PROVINCE, AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

Section 6.06 - Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower, the Guarantors signatory hereto and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 6.07 - Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 6.08 - Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 6.09 - Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.10 - Release. EACH OF BORROWER AND THE GUARANTORS SIGNATORY HERETO HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER AND THE GUARANTORS SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR THE GUARANTORS SIGNATORY HERETO MAY NOW HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

Section 6.11 - NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWER:

BREAKER TECHNOLOGY, LTD.,

an Ontario corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

GUARANTORS:

ASTEC INDUSTRIES, INC.,

a Tennessee corporation,

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ASTEC, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

HEATEC, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

CEI ENTERPRISES, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ASTEC SYSTEMS, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

TELSMITH, INC.,

a Delaware corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

KOLBERG - PIONEER, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

JOHNSON CRUSHERS INTERNATIONAL, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

SUPERIOR INDUSTRIES OF MORRIS, INC.,

a Minnesota corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

BREAKER TECHNOLOGY, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

PRODUCTION ENGINEERED PRODUCTS, INC.,

a Nevada corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

CARLSON PAVING PRODUCTS, INC.,

a Washington corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ROADTEC, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

TRENCOR, INC.,

a Texas corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

AMERICAN AUGERS, INC.,

a Delaware corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

AI DEVELOPMENT GROUP, INC.,

a Minnesota corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

AI ENTERPRISES, INC.,

a Minnesota corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ASTEC HOLDINGS, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ASTEC INVESTMENTS, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ASTEC TRANSPORTATION, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

RI PROPERTIES, INC.,

a Minnesota corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

TI SERVICES, INC.,

a Minnesota corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

ASTEC FINANCIAL SERVICES, INC.,

a Tennessee corporation

By: /s/ Albert E. Guth

Name: Albert E. Guth

Title: Secretary

LENDER:

GENERAL ELECTRIC CAPITAL
CANADA INC.

By: /s/ Stephen B. Smith

Name: Stephen B. Smith

Title: Senior Vice President